Buckeye Reports Fourth Quarter Results

    MEMPHIS, Tenn.--(BUSINESS WIRE)--July 31, 2003--Buckeye Technologies Inc. (NYSE:BKI) today announced that it incurred a loss of $5.2 million after tax (14 cents per share) in the quarter ended June 30, 2003. The loss was due to a $5.4 million after tax impairment of idle equipment, principally an uninstalled airlaid machine acquired with the purchase of Walkisoft in 1999, and severance payments to employees at the Lumberton plant whose closure was previously announced.
    Excluding the impairment and restructuring charges, the Company achieved one cent earnings per share ($0.2 million after tax) in April-June 2003. This compares to a loss of seven cents per share ($2.6 million after tax) in the same period a year ago, which excluded impairment and restructuring charges of $6.9 million after tax.
    During fiscal year 2003, the Company incurred a loss of $24.9 million after tax (67 cents per share), including impairment and restructuring costs of $24.7 million after tax (also 67 cents per share). This compares to a loss of $26 million after tax (74 cents per share) in fiscal year 2002, which included a $19.1 million after tax (54 cents per share) impairment and restructuring charge.
    Excluding impairment and restructuring charges, the Company's results improved by 19 cents per share from a loss of $6.9 million after tax in fiscal year 2002 (20 cents per share) to a loss of $0.2 million after tax in fiscal year 2003 (one cent per share).
    Net sales for the April-June quarter were $168 million, 5% above the $160.1 million in the same quarter of the prior year. Net sales for fiscal year 2003 were $641.1 million, 1% above the $635.2 million achieved in the prior year.
    Buckeye Chairman, David B. Ferraro, commented that, "April-June was another challenging quarter. We have strengthened our operations by increasing productivity and achieving numerous cost reductions. Pricing and product mix of our specialty cellulose business is improving, and we intend to reduce our fluff pulp production substantially over the next several years. This shift of a higher percentage of our products to specialty applications will improve our results in fiscal year 2004 and beyond."
    Mr. Ferraro went on to say, "Our focus remains on debt reduction. During the year we just completed, we reduced our net debt by $25.4 million (from $630.4 million to $605 million). As we go forward, we plan to limit capital spending to $40 million in fiscal year 2004 and apply our free cash flow to further debt reduction."
    Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.
    Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


                      BUCKEYE TECHNOLOGIES INC.
                     CONSOLIDATED BALANCE SHEETS
                              (in $000)

                                                 June 30     June 30
                                                   2003        2002
                                                ----------  ----------
Assets
Current assets:
     Cash and cash equivalents                 $   49,977  $   56,006
     Cash, restricted                               3,375       3,375
     Short-term investments                             -       8,863
     Accounts receivable, net                     126,283      97,516
     Inventories                                  136,705     145,103
     Deferred income taxes and other               26,307      29,653
                                                ----------  ----------
          Total current assets                    342,647     340,516

     Property, plant and equipment, net           594,138     627,752
     Goodwill, net                                129,631     120,399
     Intellectual property and other, net          44,239      46,070
                                                ----------  ----------
Total assets                                   $1,110,655  $1,134,737
                                                ==========  ==========


Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                    $   37,007  $   33,789
     Accrued expenses                              48,360      47,196
     Current portion of capital lease
      obligations                                     583         793
     Current portion of long-term debt             41,718      22,000
                                                ----------  ----------
          Total current liabilities               127,668     103,778

     Long-term debt                               619,474     675,396
     Deferred income taxes                         79,498      79,295
     Capital lease obligations                      2,700       3,029
     Other liabilities                             19,431      19,579
     Stockholders' equity                         261,884     253,660
                                                ----------  ----------
Total liabilities and stockholders' equity     $1,110,655  $1,134,737
                                                ==========  ==========



                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                              (in $000)

                         Quarter Ended            Year Ended
                            June 30                 June 30
                    ----------------------- -----------------------
                        2003        2002        2003        2002
                    ----------- ----------- ----------- -----------

Net sales             $168,014    $160,128    $641,082    $635,218
Cost of goods sold     147,602     139,800     558,221     557,963
                    ----------- ----------- ----------- -----------
Gross margin            20,412      20,328      82,861      77,255

Selling, research
 and administrative
 expenses               10,543      10,449      37,896      37,101
Impairment of long-
 lived assets            6,757       9,984      36,503       9,984
Restructuring costs      1,636         640       1,636       1,605
                    ----------- ----------- ----------- -----------

Operating income
 (loss)                  1,476        (745)      6,826      28,565

Net interest
 expense and
 amortization of
 debt costs             11,222      12,410      46,464      48,051
Foreign exchange,
 amortization of
 intangibles, other        197       2,235       2,378       3,438
                    ----------- ----------- ----------- -----------
Loss before income
 taxes and
 cumulative effect
 of change in
 accounting             (9,943)    (15,390)    (42,016)    (22,924)
Income tax benefit      (4,782)     (5,891)    (17,122)     (8,420)
                    ----------- ----------- ----------- -----------
Loss before
 cumulative effect
 of change in
 accounting             (5,161)     (9,499)    (24,894)    (14,504)
Cumulative effect
 of change in
 accounting
 (net of tax of $0)          -           -           -     (11,500)(a)
                    ----------- ----------- ----------- -----------
Net loss               $(5,161)    $(9,499)   $(24,894)   $(26,004)
                    =========== =========== =========== ===========

Loss per share
 before cumulative
 effect of change in
 accounting
   Basic earnings
    (loss) per share    $(0.14)     $(0.27)     $(0.67)     $(0.42)
   Diluted earnings
    (loss) per share    $(0.14)     $(0.27)     $(0.67)     $(0.42)

Cumulative effect
 of change in
 accounting
   Basic earnings
    (loss) per share    $    -      $    -      $    -      $(0.33)
   Diluted earnings
    (loss) per share    $    -      $    -      $    -      $(0.33)

Earnings (loss) per share
   Basic earnings
    (loss) per share    $(0.14)     $(0.27)     $(0.67)     $(0.74)
   Diluted earnings
    (loss) per share    $(0.14)     $(0.27)     $(0.67)     $(0.74)

Weighted average
 shares for basic
 earnings per share 36,973,478  35,743,955  36,965,263  34,905,662

Adjusted weighted
 average shares for
 diluted earnings
 per share          36,973,478  35,743,955  36,965,263  34,905,662

EBITDA                 $22,121     $20,456     $92,678     $84,210



(a) This reflects the impairment of Goodwill in the Company's converting business, in accordance with the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.




                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                                ($000)


                                                   Year Ended June 30,
                                                   -------------------
                                                     2003       2002
                                                   ---------  --------
OPERATING ACTIVITIES
--------------------
Net Loss                                           $(24,894) $(26,004)
Adjustments to reconcile net loss to net cash
  provided by operating activities:
   Cumulative effect of change in accounting              -    11,500
   Impairment of long-lived assets                   36,503     9,984
   Depreciation and depletion                        46,500    45,096
   Amortization                                       5,588     5,525
   Provision for deferred income taxes              (13,489)    9,142
   Other, net                                           585     1,701
   Change in operating assets and liabilities
     Accounts receivable                            (25,267)   10,688
     Inventories                                     14,284    (3,411)
     Prepaid expenses and other assets               13,827   (10,807)
     Accounts payable and other current
      liabilities                                     1,569   (25,489)
                                                    --------  --------
Net Cash provided by (used in) Operating Activities  55,206    27,925

INVESTING ACTIVITIES
--------------------
   Purchases of property, plant & equipment         (28,424)  (35,972)
   Redemption of short-term investments               8,863    (8,863)
   Other                                               (872)   (1,292)
                                                    --------  --------
Net Cash used in Investing Activities               (20,433)  (46,127)

FINANCING ACTIVITIES
--------------------
   Net proceeds from sale of equity interests             -    26,233
   Net borrowings (payments) under credit lines     (19,923)   54,040
   Payments for debt issuance costs                    (671)   (2,157)
   Principal payments on long-term debt and other   (22,539)  (18,459)
Net Cash provided by (used in) Financing
 Activities                                         (43,133)   59,657
                                                    --------  --------

Effect of foreign currency rate fluctuations on
 cash                                                 2,331     1,619

Increase (Decrease) in Cash and Cash Equivalents     (6,029)   43,074
                                                    --------  --------
Cash and Cash Equivalents at beginning of period     56,006    12,932
                                                    --------  --------
Cash and Cash Equivalents at end of period         $ 49,977  $ 56,006
                                                    ========  ========


                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL FINANCIAL DATA
                (in $ millions except per share data)


                                                   Variances
                                           ------------------------
                                           Apr-Jun  Apr-Jun
                                Results       03       03     FY03
                            --------------    vs       vs      vs
                            Apr-Jun        Jan-Mar  Apr-Jun
                               03    FY03     03       02     FY02
                            ------- ------ ------- -------- -------

Net Sales                   $168.0  641.1   $4.5     $7.9     $5.9
Gross Margin                  20.4   82.9    0.1      0.0      5.6
Operating Income before
 Impairment and
 Restructuring (1)             9.9   45.0   (0.8)     0.0      4.8
Net Income (Loss) before
 Impairment and
 Restructuring (2)             0.2   (0.2)   0.6      2.8      6.7

Adjusted weighted average
 shares for diluted earnings
 per share (millions)         37.0   37.0    0.0      1.2      2.1
Diluted Earnings (Loss) Per
 Share before Impairment and
 Restructuring (3)            0.01  (0.01)  0.02     0.08     0.19

EBITDA (4)                    22.1   92.7   (0.3)     1.6      8.5
   % of sales                 13.2%  14.5%  (0.5)pts  0.4 pts  1.2 pts

Depreciation, Depletion &
 Amortization                 11.6   46.7   (0.3)    (0.4)     1.4
Capital Spending               9.2   28.4    1.1      1.9     (7.5)

Net Debt (5)                 605.0  605.0   (4.1)   (25.4)   (25.4)

Credit Facility Availability
 at End of Period             30.4   30.4    5.4     19.3     19.3


Notes
-----

(1) Operating Income before Impairment and Restructuring is presented to assist in evaluating the performance of the Company's on-going operations enabling meaningful comparisons of past and present operating results. This information along with Operating Income
    (Loss) provides for a more complete analysis of results of operations. Operating Income (Loss) is the most directly comparable GAAP measure.

   Operating Income (Loss)     1.5    6.8   20.5      2.2    (21.7)
   Asset impairment            6.8   36.5  (23.0)    (3.2)    26.5
   Restructuring costs         1.6    1.6    1.6      1.0      0.0
                            ------- ------ ------   ------   ------

   Operating Income before
    Impairment and
    Restructuring              9.9   45.0   (0.8)    (0.0)     4.8
                            ======= ====== ======   ======   ======



(2) Net Income (Loss) before Impairment and Restructuring is presented to assist in evaluating the performance of the Company's on-going operations enabling meaningful comparisons of past and present results. This information along with Net Income (Loss) provides for a more complete analysis of results of operations. Net Income
    (Loss) is the most directly comparable GAAP measure.

   Net Income (Loss)          (5.2) (24.9)  14.6      4.3      1.1
   Cumulative effect of
    change in accounting
    (SFAS 142), net of tax     0.0    0.0    0.0      0.0    (11.5)
   Asset impairment, net
    of tax                     4.3   23.6  (15.0)    (1.7)    17.6
   Restructuring costs,
    net of tax                 1.1    1.1    1.1      0.2     (0.5)
                            ------- ------ ------   ------   ------

   Net Income (Loss) before
    Impairment and
    Restructuring              0.2   (0.2)   0.6      2.8      6.7
                            ======= ====== ======   ======   ======


(3) Diluted Earnings (Loss) Per Share before Impairment and Restructuring is presented to assist in evaluating the performance of the Company's on-going operations enabling meaningful comparisons of past and present results. This information along with Diluted Earnings (Loss) Per Share provides for a more complete analysis of results of operations. Diluted Earnings
    (Loss) Per Share is the most directly comparable GAAP measure.

   Diluted Earnings (Loss)
    Per share                (0.14) (0.67)  0.39     0.13     0.07
   Cumulative effect of
    change in accounting
    (SFAS 142)                 0.0    0.0    0.0      0.0    (0.33)
   Asset impairment, net
    of tax                    0.12   0.64  (0.40)   (0.05)    0.47
   Restructuring costs,
    net of tax                0.03   0.03   0.03      0.0    (0.02)
                            ------- ------ ------   ------   ------

   Diluted Earnings (Loss)
    Per Share before
    Impairment and
    Restructuring             0.01  (0.01)  0.02     0.08     0.19
                            ======= ====== ======   ======   ======


(4) EBITDA is presented as an additional means of evaluating the Company's financial condition, liquidity and its ability to satisfy rating agency and creditor requirements. The Company incurs significant non-cash charges, including depreciation and amortization, related to the capital assets utilized in its operations. EBITDA is a central measure used in the Company's compliance with debt covenants related to its credit facility. EBITDA as defined by the revolving credit facility is "earnings before interest, taxes, depreciation and amortization, goodwill impairment and extraordinary and nonrecurring gains and losses." Using this information along with Operating Income (Loss) provides for a more complete analysis of results of operations. Operating Income (Loss) is the most directly comparable GAAP measure.


   Net Income (Loss)          (5.2) (24.9)  14.6      4.3      1.1
   Interest expense           10.9   45.1   (0.2)    (1.2)    (1.4)
   Income tax expense         (4.8) (17.1)   7.1      1.1     (8.7)
   Depreciation,
    depletion, and
    amortization              11.6   46.7   (0.4)    (0.4)     1.4
   Financing and
    intangibles
    amortization               1.2    4.8   (0.0)     0.0      0.6
   Cumulative effect of
    change in accounting
    (SFAS 142)                 0.0    0.0    0.0      0.0    (11.5)
   Asset impairment            8.4   38.1  (21.3)    (1.6)    28.1
   Restructuring charges       0.0    0.0    0.0     (0.6)    (1.6)
   Other nonrecurring
    (gain)/loss as per
    credit facility            0.0    0.0    0.0      0.0      0.5
                            ------- ------ ------   ------   ------

   EBITDA                     22.1   92.7   (0.3)     1.6      8.5
                            ======= ====== ======   ======   ======



(5) Net Debt is presented as an additional means of evaluating the Company's financial condition, liquidity and its ability to satisfy rating agency and creditor requirements. The Company has held a significant amount of cash, cash equivalents and short-term investments due to the "Permitted Indebtedness" limitation defined in the bond indentures. Net debt is defined as debt and capital lease obligations, net of the interest rate swap, cash and cash equivalents, restricted cash and short-term investments. Using this information along with Long-Term Debt and Capital Lease Obligation balances provides a more complete analysis of the companies financial position. Long-Term Debt and Capital Lease Obligations are most directly comparable GAAP measures.


                                          as of   Jun 03 vs  Jun 03 vs
                                         Jun 03     Mar 03     Jun 02
                                        --------- --------- ----------

 Current portion of capital lease
  obligation                                 0.6       0.0       (0.2)
 Current portion of long-term debt          41.7       1.3       19.7
 Long-term debt                            619.5      (2.1)     (55.9)
 Capital lease obligation                    2.7      (0.2)      (0.3)
                                        --------- --------- ----------

 Total Debt on Balance Sheet               664.5      (1.0)     (36.7)
 less: Interest rate swap non-cash fair
  value adjustment to Debt                  (6.1)      2.2       (3.5)
 less: Cash, cash equivalents,
  restricted cash, and short-term
  investments                              (53.4)     (5.3)      14.9
                                        --------- --------- ----------
 Net Debt                                  605.0      (4.1)     (25.4)
                                        ========= ========= ==========


(6) EBITDA reconciliation for comparative periods

                                     Quarter Ended       Year Ended
                                        June 30,          June 30,
                                   -----------------------------------
                                     2003     2002     2003     2002
                                   -------- -------- -------- --------

 Net Income (Loss)                    (5.2)    (9.5)   (24.9)   (26.0)
 Interest expense                     10.9     12.1     45.1     46.5
 Income tax expense                   (4.8)    (5.9)   (17.1)    (8.4)
 Depreciation, depletion, and
  amortization                        11.6     12.0     46.7     45.3
 Financing and intangibles
  amortization                         1.2      1.2      4.8      4.2
 Cumulative effect of change in
  accounting (SFAS 142)                0.0      0.0      0.0     11.5
 Asset impairment                      8.4     10.0     38.1     10.0
 Restructuring charges                 0.0      0.6      0.0      1.6
 Other nonrecurring (gain)/loss as
  per
  credit facility                      0.0      0.0      0.0     (0.5)
                                   -------- -------- -------- --------
 EBITDA                               22.1     20.5     92.7     84.2
                                   ======== ======== ======== ========

    CONTACT: Buckeye Technologies Inc., Memphis
             Kris Matula, 901-320-8588
             or
             Investor Relations: Gordon Mitchell, 901-320-8256 www.bkitech.com